UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2007
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX

EXPLANATORY NOTE
     This Form 8-K/A, Amendment No. 1, amends our Current Report on Form 8-K filed on November 20, 2007, to provide clarification that the total number of shares of Emulex Corporation (the “Company”) common stock that may be issued under the Company’s 2005 Equity Incentive Plan (the “2005 Plan”) includes 9,873,134 shares (as of September 24, 2007) subject to outstanding options granted under the Aarohi Communications, Inc. 2001 Stock Option Plan (the “Aarohi Plan”) and the Sierra Logic, Inc. 2001 Stock Option Plan (the “Sierra Plan”), in addition to the Company’s 2004 Employee Incentive Plan and the Company’s Employee Stock Option Plan.
     In addition, due to a clerical error, the Form 8-K incorrectly indicated that, after giving effect to the amendment of the Employee Stock Purchase Plan approved by the stockholders at our 2007 annual meeting, the annual limits on employee participation would be no more than $25,000 worth of common stock or 1,000 shares. However, the correct annual limits in the Employee Stock Purchase Plan approved by the stockholders are no more than $25,000 worth of common stock or 2,000 shares.
     The following disclosure in Item 1.01 below reflects the above-referenced corrections and replaces and supersedes the disclosure in Item 1.01 of the Form 8-K filed on November 20, 2007.
Item 1.01.     Entry into a Material Definitive Agreement.
Amendment of 2005 Equity Incentive Plan
     At the November 15, 2007 annual meeting of stockholders of Emulex Corporation, the Company’s stockholders ratified and approved certain amendments to the Company’s 2005 Plan which (i) increased the number of shares available for grants thereunder by 1,500,000 shares, and (ii) transferred 225,468 shares available for grant under the Aarohi Plan and the Sierra Plan to the 2005 Plan. Both the Aarohi Plan and the Sierra Plan were assumed by the Company in connection with prior acquisitions.
     The following information regarding the 2005 Plan is qualified in its entirety by reference to the actual terms of the 2005 Plan, as amended, which is filed as Exhibit 10.1 hereto and incorporated by reference. For additional information about the terms of the 2005 Plan, refer to the description of the 2005 Plan contained on pages 14-22 of the Company’s proxy statement on Schedule 14A for its 2007 annual meeting of stockholders, as filed with the Securities and Exchange Commission on October 15, 2007.
     Under the 2005 Plan, employees of the Company and its subsidiaries who are selected by the Board of Directors or any committee designated by the Board to act as administrator of the 2005 Plan (the “Committee”) are eligible to participate in the 2005 Plan. Under the 2005 Plan, the Company may grant stock options, stock awards (free of any vesting restrictions), restricted stock awards (subject to vesting restrictions), performance awards (entitling the recipient to acquire shares of common stock or to vest in shares of common stock upon the attainment of specified performance goals), and stock appreciation rights.

     The total number of shares of Company common stock that may be issued pursuant to awards granted under the 2005 Plan includes 9,873,134 shares subject to outstanding options granted under the Company’s 2004 Employee Stock Incentive Plan, the Company’s Employee Stock Option Plan, the Aarohi Plan and the Sierra Plan that may expire, are forfeited, cancelled or terminated for any reason without having been exercised in full after September 24, 2007. The maximum number of shares that could possibly be issued under the 2005 Plan, as amended, is 19,744,008. No awards may be granted under the 2005 Plan after October 23, 2015, except that any award granted before then may extend beyond that date.
Amendment of Employee Stock Purchase Plan
     At the November 15, 2007 annual meeting of stockholders of the Company, the stockholders approved amendments to the Company’s Employee Stock Purchase Plan (the “ESPP”) which (i) increased the maximum number of shares that an employee may purchase under the ESPP in each six-month period from 500 shares to 1,000 shares, (ii) increased the maximum dollar amount that can be withheld from employees in each six month period from $12,500 to $25,000 (subject to a maximum of $25,000 in any calendar year), and (iii) changed the six month option periods under the ESPP from April 1 to September 30 of each year to May 1 to October 31 and from October 1 to March 31 of each year to November 1 to April 30.
     The following information regarding the ESPP is qualified in its entirety by reference to the actual terms of the ESPP, as amended, which is filed as Exhibit 10.2 hereto and incorporated by reference. For additional information about the ESPP, refer to the description of the ESPP contained on pages 23-27 of the Company’s proxy statement on Schedule 14A for its 2007 annual meeting of stockholders, as filed with the Securities and Exchange Commission on October 15, 2007.
     Under the ESPP, employees of the Company who elect to participate have the right to purchase common stock at a 15% discount from the lower of the market value of the common stock at the beginning or the end of each six month offering period. Employees purchase common stock using payroll deductions, which may not exceed 10% of their eligible compensation (the amount may be increased from time to time by the Company but may not exceed 15% of eligible compensation). After giving effect to the amendment of the ESPP approved by the stockholders at the Company’s annual meeting, no employee may purchase more than $25,000 worth of common stock (calculated at the time the purchase right is granted) or 2,000 shares in any calendar year. The Compensation Committee of the Board of Directors administers the ESPP. The Company has reserved a total of 1,950,000 shares of common stock for issuance under the Purchase Plan of which 777,219 remained available for issuance as of September 24, 2007. The ESPP expires on December 31, 2010.
Item 5.02.     Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.
     (e)     See Item 1.01 above for disclosure relating to amendments to the Company’s 2005 Equity Incentive Plan and Employee Stock Purchase Plan in which the Company’s executive officers are eligible to participate.

Item 9.01.     Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Exhibit Title or Description

10.1	Emulex Corporation 2005 Equity Incentive Plan, as amended (incorporated by reference to Appendix A to Emulex Corporation’s proxy statement on Schedule 14A for the 2007 annual meeting of its stockholders filed with the Securities and Exchange Commission on October 15, 2007)
10.2	Emulex Corporation Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix B to Emulex Corporation’s proxy statement on Schedule 14A for the 2007 annual meeting of its stockholders filed with the Securities and Exchange Commission on October 15, 2007)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION (Registrant)
Date: November 30, 2007	By:	/s/ Michael J. Rockenbach
Michael J. Rockenbach,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

10.1	Emulex Corporation 2005 Equity Incentive Plan, as amended (incorporated by reference to Appendix A to Emulex Corporation’s proxy statement on Schedule 14A for the 2007 annual meeting of its stockholders filed with the Securities and Exchange Commission on October 15, 2007)
10.2	Emulex Corporation Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix B to Emulex Corporation’s proxy statement on Schedule 14A for the 2007 annual meeting of its stockholders filed with the Securities and Exchange Commission on October 15, 2007)